SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 26, 2005

                               CIRRUS LOGIC, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                       0-17795                    77-0024818
(State or Other Jurisdiction of      (Commission                 (IRS Employer
Incorporation or Organization)       File Number)            Identification No.)


        2901 Via Fortuna, Austin, TX                                   78746
        (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (512) 851-4000

Item 2.02     Results of Operations and Financial Condition

     On January 26, 2005, the Company issued a press release reporting the financial results of the Company for the third quarter of fiscal year 2005. A copy of this press release is attached to this Report as exhibit 99.1. All of the information furnished in Item 2.02 of this Report and the accompanying exhibit shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit               Description
         -------               -----------

         Exhibit 99.1          Cirrus Logic, Inc. press release dated January
                               26, 2005


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CIRRUS LOGIC, INC.


Date:  January 26, 2004                     By:  /s/ John T. Kurtzweil
                                                 ------------------------------
                                          Name:  John T. Kurtzweil
                                         Title:  Senior Vice President & Chief
                                                 Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Registrant's press release dated January 26, 2005.

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